UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2013

WESTERN ASSET

HIGH YIELD FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Yield Fund for the twelve-month reporting period ended December 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

II	Western Asset High Yield Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s initial reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 3.2%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment fell to 7.7% in February 2013 and generally edged lower over the remainder of the period, falling to 6.7% in December. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in December, its lowest level since 1978. In addition, the number of longer-term unemployed continues to be high, as roughly 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

While sales of existing-homes declined at times throughout the reporting period given rising mortgage rates, they moved higher at the end of the year. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.0% on a seasonally adjusted basis in December 2013 versus the previous month, although they were 0.6% lower than in December 2012. However, existing homes sales in 2013 were 9.1% higher than the previous year and 2013’s sales were the strongest since 2006. In addition, the NAR reported that the median existing-home price for all housing types was $198,100 in December 2013, up 9.9% from December 2012. The inventory of homes available for sale in December 2013 was 11% lower than the previous month at a 4.6 month supply at the current sales pace but 1.6% higher than in December 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first four months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, the contraction was a short-term setback, as the PMI rose over the next seven months and peaked at 57.3 in November, the best reading since April 2011. The PMI

Western Asset High Yield Fund	III

Investment commentary (cont’d)

then moderated somewhat in December 2013, edging back to a still strong 57.0.

Growth outside the U.S. generally improved in developed countries. In its January 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global activity strengthened during the second half of 2013… activity is expected to improve further in 2014-15, largely on account of recovery in the advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.0% in the Eurozone, versus -0.4% in 2013. After moderating somewhat in 2013, the IMF projects that overall growth in emerging market countries will improve in 2014, with growth of 5.1% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, after the reporting period ended, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy.

IV	Western Asset High Yield Fund

Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset High Yield Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize total return, consistent with prudent investment management. Under normal market conditions, the Fund will invest at least 80% of its net assets in U.S. dollar-denominated debt or fixed-income securities that are rated below investment grade at the time of purchase by one or more nationally recognized statistical rating organizations or securities we determine to be of comparable quality. The Fund considers securities that are rated below the Baa or BBB categories to be rated below investment grade.

In deciding among the securities in which the Fund may invest, we take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the Fund’s effective durationi and prevailing and anticipated market conditions. The Fund is permitted to invest up to 20% of its total assets in non-U.S. dollar-denominated non-U.S. securities.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and option. In particular, the Fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), options (including options on credit defaults swaps), future contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company (“Western Asset”), we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion but largely outperformed equal-durationii Treasuries over the twelve months ended December 31, 2013. However, most spread sectors posted negative absolute returns during the reporting period. Risk aversion was prevalent at times given mixed economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)iii and the U.S government’s sixteen-day partial shutdown which ended on October 16, 2013.

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2013. Two-year Treasury yields rose from 0.25% at the beginning of the period to 0.38% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.20% in late April and early May 2013. Ten-year Treasury yields were 1.78% at the

Western Asset High Yield Fund 2013 Annual Report	1

Fund overview (cont’d)

beginning of the period and reached a low of 1.66% in early May 2013. Their peak of 3.04% occurred on December 31, 2013, as fixed-income investors reacted negatively to the Fed’s announcement that it would start tapering its asset purchase program. This was the highest level for the ten-year Treasury since July 2011.

All told, the Barclays U.S. Aggregate Indexiv returned -2.02% for the twelve months ended December 31, 2013, its first calendar year decline since 1999. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index (the ”Index”)v gained 7.44%. During this period, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, as they returned 13.82% and 5.05%, respectively. In contrast, the emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”),vi returned -6.58% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. From a credit quality perspective, we pared its overweight exposure to CCC-rated securities to capture profits given their strong results during the period. However, we remained overweight versus the Index. In contrast, we increased the Fund’s allocation to BB-rated securities that we felt were attractively valued, while remaining underweight versus the Index. In terms of sector positioning, we increased the Fund’s allocations to Communications and Utilities, as well as modestly increasing its exposure to emerging market Non-Corporate bonds given their compelling valuations. In contrast, we reduced the Fund’s overweight to Energy and slightly pared its allocation to Financials. Finally, we actively participated in the new issue market and purchased securities that we felt were attractively valued.

Treasury futures, which were used to help managed the Fund’s duration and yield curvevii positioning, did not meaningfully impact performance. High-yield index swaps and high-yield index swaptions, which were used to manage our high-yield exposure, detracted from performance. Credit default swaps on corporate issues, which were also used to manage our high yield exposure, modestly contributed to performance. Finally, the use of currency forwards to hedge the Fund’s currency exposure was negative for results. However, these losses from currency hedges were essentially offset by the increase in the value of our non-U.S. dollar denominated bonds when translated back to U.S. dollars.

Performance review

For the twelve months ended December 31, 2013, Class I shares of Western Asset High Yield Fund returned 7.64%. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 7.44% for the same period. The Lipper High Yield Funds Category Average1 returned 6.82% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 565 funds in the Fund’s Lipper category, excluding sales charges.

2	Western Asset High Yield Fund 2013 Annual Report

Performance Snapshot as of December 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset High Yield Fund:
Class A	5.34%	8.26%
Class C	5.07%	6.59%
Class R	5.35%	7.03%
Class I	5.64%	7.64%
Class IS	5.64%	7.82%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	5.94%	7.44%
Lipper High Yield Funds Category Average[1]	5.47%	6.82%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2013 for Class A, Class C, Class R, Class I and Class IS shares were 5.66%, 5.16%, 5.66%, 6.29% and 6.36%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C and Class R shares would have been 5.22%, 5.11% and 4.77%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 1.12%, 2.15%, 1.37%, 0.66% and 0.63%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions, to average net assets is not expected to exceed 1.05% for Class A shares, 1.80% for Class C shares, 1.30% for Class R shares and 0.65% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 591 funds for the six-month period and among the 565 funds for the twelve-month period in the Fund’s Lipper category, excluding sales charges.

Western Asset High Yield Fund 2013 Annual Report	3

Fund overview (cont’d)

within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. A number of individual holdings benefited performance, including our overweight positions in Citigroup, Inc., Wind Acquisition Holdings Finance and Realogy Holdings Corp. Our Citigroup, Inc. exposure benefited performance as investor sentiment improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamentals. Wind Acquisition Holdings Finance is the third largest wireless provider and the second largest wireline provider in Italy. Its bonds had also generated poor results prior to the beginning of the reporting period. We maintained our position, as we felt the weakness was primarily due to the fact that the company is located in Italy, a southern European country that was a key concern in the European sovereign debt crisis. As the period progressed, Wind Acquisition Holdings Finance’s bonds rebounded sharply, as its fundamentals remained intact and the weak supply/demand technicals surrounding Italy dissipated. Realogy Holdings Corp. has a diversified business model that includes real estate franchising, brokerage, relocation and title services. Its business units include Better Homes and Gardens Real Estate, CENTURY 21, Coldwell Banker, Sotheby’s International Realty and Title Resource Group. Investor sentiment for Realogy Holdings Corp. improved as the U.S. housing market continued to recover. In addition, in October 2012 the company went public and raised more than $1 billion in additional capital, which will help support its debt obligations.

Our ratings biases were also rewarded during the reporting period. In particular, an overweight to lower-rated CCC bonds was a positive, as they significantly outperformed the Index. In addition, we underweighted bonds rated BB, which was beneficial given their underperformance versus the Index.

From a sector allocation perspective, the Fund benefited from its overweights to the strong performing Transportation and Basic Industry1 sectors.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its positioning in a number of sectors. Having a sizable underweight to Technology was a negative for results as it was the best performing sector in the Index over the twelve-month period. An overweight to Utilities, the worst performing sector in the Index, also detracted from performance. Elsewhere, an underweight to the strong Financials sector was a drag on results.

A number of individual holdings detracted from performance, including overweight positions in Physiotherapy Associates

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

4	Western Asset High Yield Fund 2013 Annual Report

Holdings, Inc. and Mirabela Nickel Ltd. Physiotherapy Associates Holdings is a national provider of outpatient rehabilitation and orthotics and prosthetics services. The company experienced headwinds due to both billing and accounting issues and, in May 2013, it defaulted on a bond payment. We remain positive regarding the prospects for recovery as we like the company’s market position, which includes more than 500 outpatient rehabilitation and orthotic and prosthetic clinics in 34 states. Mirabela Nickel Ltd. is a nickel producer that operates one of the world’s largest open pit nickel mines, located in Brazil. It performed poorly given weak nickel prices. In addition, one of its key customers unexpectedly terminated its contract for Mirabela’ Nickel Ltd.’s products, which led to liquidity issues for the company. Ultimately, the company defaulted in late December 2013. Mirabela has subsequently been working with lenders on a restructuring plan.

Thank you for your investment in Western Asset High Yield Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2014

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Risks of high-yield securities include greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 32 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2013 were: Consumer Discretionary (18.6%), Energy (17.5%), Industrials (14.0%), Materials (9.1%) and Financials (9.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset High Yield Fund 2013 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset High Yield Fund 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2013 and December 31, 2012 and does not include derivatives, such as futures contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset High Yield Fund 2013 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2013 and held for the six months ended December 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.34%	$1,000.00	$1,053.40	1.01%	$5.23	Class A	5.00%	$1,000.00	$1,020.11	1.01%	$5.14
Class C	5.07	1,000.00	1,050.70	1.80	9.30	Class C	5.00	1,000.00	1,016.13	1.80	9.15
Class R	5.35	1,000.00	1,053.50	1.26	6.52	Class R	5.00	1,000.00	1,018.85	1.26	6.41
Class I	5.64	1,000.00	1,056.40	0.70	3.63	Class I	5.00	1,000.00	1,021.68	0.70	3.57
Class IS	5.64	1,000.00	1,056.40	0.62	3.21	Class IS	5.00	1,000.00	1,022.08	0.62	3.16

8	Western Asset High Yield Fund 2013 Annual Report

[1]	For the six months ended December 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset High Yield Fund 2013 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 12/31/13	8.26%	6.59%	7.03%	7.64%	7.82%
Five Years Ended 12/31/13	N/A	N/A	N/A	18.66	18.71
Ten Years Ended 12/31/13	N/A	N/A	N/A	7.80	N/A
Inception* through 12/31/13	10.55	9.21	9.67	8.37	10.51

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 12/31/13	3.69%	5.59%	7.03%	7.64%	7.82%
Five Years Ended 12/31/13	N/A	N/A	N/A	18.66	18.71
Ten Years Ended 12/31/13	N/A	N/A	N/A	7.80	N/A
Inception* through 12/31/13	7.73	9.21	9.67	8.37	10.51

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/13)	13.27%
Class C (Inception date of 4/30/12 through 12/31/13)	15.89
Class R (Inception date of 4/30/12 through 12/31/13)	16.71
Class I (12/31/03 through 12/31/13)	111.96
Class IS (Inception date of 8/4/08 through 12/31/13)	71.73

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are April 30, 2012, April 30, 2012, April 30, 2012, September 28, 2001 and August 4, 2008, respectively.

10	Western Asset High Yield Fund 2013 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset High Yield Fund vs. Barclays U.S. Corporate High Yield — 2% Issuer Cap Index† — December 2003 - December 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset High Yield Fund on December 31, 2003 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2013. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset High Yield Fund 2013 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
EMIG Credit	— Emerging Markets Investment Grade Credit
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Yield	— Western Asset High Yield Fund

12	Western Asset High Yield Fund 2013 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
EMIG Credit	— Emerging Markets Investment Grade Credit
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Yield	— Western Asset High Yield Fund

Western Asset High Yield Fund 2013 Annual Report	13

Schedule of investments

December 31, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 90.7%
Consumer Discretionary — 17.2%
Auto Components — 0.6%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	300,000	$341,250
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	740,000	743,700	(a)(b)
Dana Holding Corp., Senior Notes	5.375%	9/15/21	1,040,000	1,043,900
Dana Holding Corp., Senior Notes	6.000%	9/15/23	1,040,000	1,042,600
Total Auto Components				3,171,450
Automobiles — 0.1%
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000	573,750	(a)
Distributors — 0.2%
LKQ Corp., Senior Notes	4.750%	5/15/23	830,000	771,900	(a)
Diversified Consumer Services — 0.9%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	580,000	630,750	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	997,000	1,051,835
Sotheby’s, Senior Notes	5.250%	10/1/22	1,530,000	1,434,375	(a)
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	750,000	795,000
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,040,000	1,081,600	(a)
Total Diversified Consumer Services				4,993,560
Hotels, Restaurants & Leisure — 5.4%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,388,056	1,343,394	(a)(b)(c)(d)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	370,000	333,000	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,400,000	1,424,500
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,380,000	1,342,050
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,350,000	1,312,875
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,340,000	1,520,900
CCM Merger Inc., Senior Notes	9.125%	5/1/19	800,000	836,000	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,290,000	1,302,900	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	1,455,000	909	(a)(e)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	2,530,000	2,624,875	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,840,000	1,941,200	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	4,171,000	4,546,390	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	3,180,000	3,100,500	(a)

See Notes to Financial Statements.

14	Western Asset High Yield Fund 2013 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
MGM Resorts International, Senior Notes	6.625%	12/15/21	240,000	$253,800
MGM Resorts International, Senior Notes	7.750%	3/15/22	380,000	424,650
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	690,000	743,475	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	480,000	494,400
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,700,000	1,768,000	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,990,000	2,191,488
Snoqualmie Entertainment Authority, Senior Secured Notes	4.147%	2/1/14	1,855,000	1,836,450	(a)(f)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	5.375%	3/15/22	1,190,000	1,201,900
Total Hotels, Restaurants & Leisure				30,543,656
Household Durables — 1.1%
APX Group Inc., Senior Secured Notes	6.375%	12/1/19	540,000	548,100
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	2,060,000	2,281,450
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	1,180,000	1,230,150
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,160,000	1,255,700
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,000,000	1,002,500	(a)
Total Household Durables				6,317,900
Media — 5.7%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	490,000	534,100
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	190,000	206,150
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,800,000	1,854,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.250%	9/30/22	1,020,000	952,425
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,030,000	1,051,888
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	360,000	374,400
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,980,000	3,210,950
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,580,000	2,734,800
DISH DBS Corp., Senior Notes	5.000%	3/15/23	900,000	839,250
Gannett Co. Inc., Senior Notes	6.375%	10/15/23	1,410,000	1,459,350	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	350,000	369,250	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	1,100,000	1,150,875	(a)
MediaNews Group Inc.	12.000%	12/31/18	900,000	900,000	(d)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,490,000	1,601,750	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,585,000	1,624,625	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	2,490,000	2,726,550	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Annual Report	15

Schedule of investments (cont’d)

December 31, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	1,000,000	$985,000
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,317,000	1,570,973
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	391,000	458,058
Time Warner Entertainment Co., LP, Senior Notes	8.375%	3/15/23	180,000	207,032
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	3,470,000	3,708,562	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	690,000	758,138	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	300,000	328,500	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	780,000	828,750	(a)
Virgin Media Finance PLC, Senior Notes	4.875%	2/15/22	620,000	539,400
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	930,000	946,275	(a)
Total Media				31,921,051
Multiline Retail — 0.9%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	770,000	775,775
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	1,500,000	1,485,000
Neiman Marcus Group Ltd. Inc., Senior Notes	8.000%	10/15/21	170,000	177,650	(a)
Neiman Marcus Group Ltd. Inc., Senior Notes	8.750%	10/15/21	2,680,000	2,807,300	(a)(b)
Total Multiline Retail				5,245,725
Specialty Retail — 1.9%
American Greetings Corp., Senior Notes	7.375%	12/1/21	69,000	69,173
CST Brands Inc., Senior Notes	5.000%	5/1/23	950,000	916,750
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	2,000,000	2,050,000	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,100,000	1,128,930	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,640,000	1,510,850
Michaels Stores Inc., Senior Subordinated Notes	5.875%	12/15/20	1,220,000	1,226,100	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	2,540,000	2,584,450	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,180,000	1,265,550	(a)
Total Specialty Retail				10,751,803
Textiles, Apparel & Luxury Goods — 0.4%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	650,000	664,625	(a)(b)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	840,000	835,800	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	900,000	913,500	(a)
Total Textiles, Apparel & Luxury Goods				2,413,925
Total Consumer Discretionary				96,704,720
Consumer Staples — 4.5%
Beverages — 1.1%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	820,000	861,000	(a)

See Notes to Financial Statements.

16	Western Asset High Yield Fund 2013 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,390,000	$1,296,175
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	1,080,000	1,158,300	(a)
Darling Escrow Corp., Senior Notes	5.375%	1/15/22	970,000	977,275	(a)
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	1,810,000	1,751,175	(a)
Total Beverages				6,043,925
Food & Staples — 0.5%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	2,500,000	2,612,500	(a)
Food & Staples Retailing — 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,720,000	1,732,900	(a)
Food Products — 2.1%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	2,140,000	2,316,550	(a)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	1,360,000	1,356,600	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,260,000	1,348,200	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,365,000	3,575,312	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	2,400,000	2,460,000	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	680,000	690,200	(a)
Total Food Products				11,746,862
Household Products — 0.2%
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	400,000	427,000	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	610,000	648,888	(a)
Total Household Products				1,075,888
Personal Products — 0.1%
First Quality Finance Co. Inc., Senior Notes	4.625%	5/15/21	860,000	817,000	(a)
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,450,000	1,359,375
Total Consumer Staples				25,388,450
Energy — 16.7%
Energy Equipment & Services — 2.2%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,920,000	2,049,600
CGG, Senior Notes	6.500%	6/1/21	940,000	963,500
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	980,000	987,350
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	220,000	249,150	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,380,000	1,538,700	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	330,000	349,800	(a)
Hercules Offshore Inc., Senior Secured Notes	7.125%	4/1/17	960,000	1,021,200	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Annual Report	17

Schedule of investments (cont’d)

December 31, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	840,000	$861,000
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	980,000	984,900	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	710,000	752,600
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	890,000	947,850	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,370,000	1,527,550
Total Energy Equipment & Services				12,233,200
Oil, Gas & Consumable Fuels — 14.5%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	2,250,000	2,396,250
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,880,000	1,814,200
Antero Resources Finance Corp., Senior Notes	5.375%	11/1/21	850,000	858,500	(a)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	2,260,000	1,796,700
Arch Coal Inc., Senior Notes	9.875%	6/15/19	1,190,000	1,059,100
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	2,030,000	1,857,450	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,200,000	1,143,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	718,000	796,980
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	660,000	732,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	1,090,000	1,223,525
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	1,080,000	1,090,800	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	390,000	427,050
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	2,620,000	2,809,950
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	990,000	1,108,800
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	1,606,000
Concho Resources Inc., Senior Notes	5.500%	4/1/23	500,000	515,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	430,000	465,475
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,465,030	2,446,542	(a)(b)(d)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,240,000	1,271,000	(a)
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	970,000	953,025
Ecopetrol SA, Senior Notes	5.875%	9/18/23	537,000	566,535
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	25,000	27,625	(f)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,930,000	1,999,673	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,050,000	1,094,625
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	960,000	999,600	(a)

See Notes to Financial Statements.

18	Western Asset High Yield Fund 2013 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,700,000	$1,717,000
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	960,000	1,029,600	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.500%	3/1/20	2,250,000	2,351,250
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	1,670,000	1,644,927	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,215,000	1,348,650
Kodiak Oil & Gas Corp., Senior Notes	5.500%	2/1/22	340,000	338,300
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,760,000	1,900,800
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	324,000	348,300
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	247,000	261,203
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	460,000	463,450
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	2,320,000	2,175,000
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,250,000	1,257,812	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,490,000	1,508,625	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,910,000	1,432,500	(e)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	1,110,000	1,115,550	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	1,310,000	1,339,475	(a)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,340,000	1,447,200	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	1,193,000	1,342,125
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,430,000	1,451,450
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	6.500%	5/15/21	500,000	517,500	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,840,000	1,639,241
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	200,000	212,000
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	2,450,000	2,679,553
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	700,000	738,500	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	750,000	721,875
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,700,000	1,593,750
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	2,200,000	2,387,000	(a)
Range Resources Corp., Senior Notes	5.000%	8/15/22	630,000	618,975
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	150,000	159,938
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	630,000	667,800
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	170,000	165,750

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Annual Report	19

Schedule of investments (cont’d)

December 31, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	2,090,000		$1,901,900
Samson Investment Co., Senior Notes	10.500%	2/15/20	2,150,000		2,343,500	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	2,640,000		2,699,400	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	880,000		950,400	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	550,000		484,000	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	580,000		606,100	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,849,000		1,955,317
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	140,000		125,300	(a)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	1,500,000		1,541,250	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,270,000		1,577,650	(a)
Total Oil, Gas & Consumable Fuels					81,819,921
Total Energy					94,053,121
Financials — 6.8%
Commercial Banks — 3.0%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,740,000		2,299,897	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	650,000		692,250
CIT Group Inc., Senior Notes	5.500%	2/15/19	110,000		117,975	(a)
CIT Group Inc., Senior Notes	5.000%	8/15/22	2,820,000		2,749,500
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,610,000		1,549,625
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	540,000		714,825	(a)(f)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	770,000		873,950	(a)(f)(g)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,470,000		1,411,947	(a)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	2,330,000		2,434,850	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	550,000		553,916
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	450,000		494,983
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,640,000	AUD	2,772,235	(a)(f)
Total Commercial Banks					16,665,953
Consumer Finance — 0.7%
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,260,000		1,467,900
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,180,000		1,336,350
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	570,000		581,400	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	480,000		511,200	(a)
Total Consumer Finance					3,896,850

See Notes to Financial Statements.

20	Western Asset High Yield Fund 2013 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — 1.9%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	1,350,000		$1,188,000	(f)(g)
ILFC E-Capital Trust I, Junior Subordinated Notes	5.350%	12/21/65	1,000,000		915,000	(a)(f)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	520,000		505,700	(f)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	530,000		630,700
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,090,000		2,445,300
International Lease Finance Corp., Senior Notes	4.625%	4/15/21	520,000		496,600
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	680,000		610,300	(f)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	1,490,000		1,516,075
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,230,000		1,322,250
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	840,000		896,700	(a)(f)
Total Diversified Financial Services					10,526,625
Insurance — 0.5%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,630,000		1,711,500	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.847%	3/31/14	240,000		239,100	(f)(g)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	830,000		892,250	(a)
Total Insurance					2,842,850
Real Estate Investment Trusts (REITs) — 0.3%
Geo Group Inc., Senior Notes	5.125%	4/1/23	2,170,000		2,007,250
Real Estate Management & Development — 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	2,110,000		2,194,400	(a)
Total Financials					38,133,928
Health Care — 7.3%
Health Care Equipment & Supplies — 1.2%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,970,000		2,014,325
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	2,720,000		2,784,600	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,280,000		2,029,200
Total Health Care Equipment & Supplies					6,828,125
Health Care Providers & Services — 5.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	774,000		936,540
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	1,260,000		1,291,500	(a)
Catalent Pharma Solutions Inc., Senior Subordinated Notes	9.750%	4/15/17	3,820,000	EUR	5,420,184
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,455,000		1,458,638
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	810,000		870,750
DJO Finance LLC/DJO Finance Corp., Senior Secured Notes	8.750%	3/15/18	830,000		910,925
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	450,000		457,875
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,680,000		1,818,600

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Annual Report	21

Schedule of investments (cont’d)

December 31, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,420,000	$1,498,100	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	510,000	540,600	(a)
HCA Inc., Notes	7.690%	6/15/25	1,675,000	1,750,375
HCA Inc., Senior Secured Notes	5.875%	3/15/22	1,900,000	1,961,750
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,670,000	2,830,200
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,320,000	488,400	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	2,060,000	2,054,850
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	440,000	474,100
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	2,190,000	2,285,812	(a)
WellCare Health Plans Inc., Senior Notes	5.750%	11/15/20	2,210,000	2,259,725
Total Health Care Providers & Services				29,308,924
Pharmaceuticals — 0.9%
Forest Laboratories Inc., Senior Notes	5.000%	12/15/21	2,350,000	2,358,812	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	840,000	861,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	1,600,000	1,608,000	(a)
Total Pharmaceuticals				4,827,812
Total Health Care				40,964,861
Industrials — 12.8%
Aerospace & Defense — 1.6%
Alliant Techsystems Inc., Senior Notes	5.250%	10/1/21	1,290,000	1,293,225	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	2,290,000	2,255,650	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,980,000	2,202,750
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	2,399,000	2,482,965	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	580,000	620,600
Total Aerospace & Defense				8,855,190
Airlines — 2.2%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	600,000	597,360	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	1,030,000	1,094,375	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	73,295	78,426
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	2,220,000	2,236,650	(a)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	330,000	330,825	(a)
American Airlines, Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	1,510,000	1,525,100	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	201,409	203,926
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	740,025	834,378
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	446,477	479,962	(a)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	230,000	244,375	(a)

See Notes to Financial Statements.

22	Western Asset High Yield Fund 2013 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Bonds	4.950%	1/15/22	1,430,000	$1,312,025
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	184,685	197,151
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	463,128	490,916
United Airlines Inc., Pass-Through Certificates, Secured Bond	5.375%	8/15/21	300,000	303,750
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	902,240	999,231
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	221,112	224,053
US Airways, Pass-Through Trust, Secured Bonds	5.450%	6/3/18	720,000	707,400
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	169,336	179,920
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	610,000	600,850
Total Airlines				12,640,673
Building Products — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,420,000	1,402,250	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	240,000	261,600	(a)
Total Building Products				1,663,850
Commercial Services & Supplies — 1.7%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	430,000	433,225	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	450,000	516,938	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,760,000	2,925,600
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,402,000	1,542,200	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	352,000	387,200	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	570,000	554,325	(a)
TMS International Corp., Senior Notes	7.625%	10/15/21	630,000	669,375	(a)
United Rentals North America Inc., Senior Secured Notes	5.750%	7/15/18	2,250,000	2,404,687
Total Commercial Services & Supplies				9,433,550
Construction & Engineering — 0.4%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,110,000	1,010,100	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,550,000	1,588,750	(a)
Total Construction & Engineering				2,598,850
Electrical Equipment — 0.6%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,020,000	1,076,100	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,060,000	1,115,650	(a)
Wesco Distribution Inc., Senior Notes	5.375%	12/15/21	980,000	980,000	(a)
Total Electrical Equipment				3,171,750

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Annual Report	23

Schedule of investments (cont’d)

December 31, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Machinery — 1.3%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	640,000	$667,200	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	3,970,000	4,218,125	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,050,000	1,197,000
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	550,000	584,375	(a)
Terex Corp., Senior Notes	6.500%	4/1/20	680,000	727,600
Total Machinery				7,394,300
Marine — 0.9%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	710,043	653,240	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,687,000	1,682,782
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,490,000	1,519,800	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	470,000	505,838	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	820,000	883,550	(d)
Total Marine				5,245,210
Road & Rail — 0.7%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,130,000	1,197,800	(a)
Jack Cooper Finance Co., Senior Secured Notes	9.250%	6/1/20	1,260,000	1,357,650	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,120,000	1,206,800	(a)
Total Road & Rail				3,762,250
Trading Companies & Distributors — 0.8%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	2,250,000	2,399,062	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	750,000	817,500
Rexel SA, Senior Notes	5.250%	6/15/20	1,180,000	1,185,900	(a)
Total Trading Companies & Distributors				4,402,462
Transportation — 2.0%
CMA CGM, Senior Notes	8.500%	4/15/17	2,560,000	2,496,000	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,700,000	1,789,250	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,990,000	2,009,900	(a)(b)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	3,700,000	3,829,500	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	970,000	960,300	(a)
Total Transportation				11,084,950
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,670,000	1,770,200	(a)
Total Industrials				72,023,235

See Notes to Financial Statements.

24	Western Asset High Yield Fund 2013 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 2.5%
Electronic Equipment, Instruments & Components — 0.1%
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	230,000		$227,125
Internet Software & Services — 0.5%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	490,000		568,400
Bankrate Inc., Senior Notes	6.125%	8/15/18	440,000		457,600	(a)
VeriSign Inc., Senior Notes	4.625%	5/1/23	1,590,000		1,518,450
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	440,000		481,800
Total Internet Software & Services					3,026,250
IT Services — 0.8%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	330,000		327,525	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	1,590,000		1,866,262
First Data Corp., Senior Secured Notes	6.750%	11/1/20	2,060,000		2,142,400	(a)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	270,000		284,850	(a)
Total IT Services					4,621,037
Semiconductors & Semiconductor Equipment — 0.1%
Magnachip Semiconductor Corp., Senior Notes	6.625%	7/15/21	640,000		651,200
Software — 1.0%
ACI Worldwide Inc., Senior Notes	6.375%	8/15/20	930,000		971,850	(a)
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	960,000		993,600	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	800,000		834,000	(a)
Audatex North America Inc., Senior Notes	6.000%	6/15/21	790,000		827,525	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,660,000		1,718,100	(a)
Total Software					5,345,075
Total Information Technology					13,870,687
Materials — 8.9%
Chemicals — 1.1%
Axiall Corp., Senior Notes	4.875%	5/15/23	390,000		368,550	(a)
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	1,210,000		1,185,800	(a)
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	750,000		768,750
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	428,446	EUR	593,833	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	724,000	EUR	1,055,767	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	440,000	EUR	697,920	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	330,000	EUR	523,440	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	608,000	EUR	877,744	(a)
Total Chemicals					6,071,804
Construction Materials — 0.2%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	1,520,000		1,527,600	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Annual Report	25

Schedule of investments (cont’d)

December 31, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — 2.5%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	642,286		$687,246	(a)(b)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	640,000	EUR	943,223	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	910,000		991,900	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	1,150,000		1,161,500	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.875%	11/15/22	2,260,000		2,237,400	(a)
Ball Corp., Senior Notes	5.000%	3/15/22	510,000		504,900
Ball Corp., Senior Notes	4.000%	11/15/23	800,000		716,000
BOE Intermediate Holding Corp., Senior Notes	9.000%	11/1/17	480,930		501,370	(a)(b)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	1,700,000		1,734,000	(a)
Graphic Packaging International Inc., Senior Notes	4.750%	4/15/21	590,000		584,100
Pactiv LLC, Senior Bonds	8.375%	4/15/27	140,000		130,200
Pactiv LLC, Senior Notes	7.950%	12/15/25	640,000		600,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	2,060,000		2,101,200
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,060,000		1,114,272	(a)
Total Containers & Packaging					14,007,311
Metals & Mining — 3.8%
ArcelorMittal, Senior Notes	6.750%	2/25/22	410,000		445,875
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,170,000		1,076,400	(a)
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	310,000		280,206
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,840,000		1,867,600
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	1,250,000		1,315,625	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,200,000		1,308,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,190,000		987,700	(a)(c)
Mirabela Nickel Ltd., Notes	3.500%	3/28/14	317,333		213,334	(a)(b)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,180,000		295,000	(a)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	680,000		674,900
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	470,000		399,500	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,120,000		1,142,400	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,470,000		1,558,200
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	820,000		930,700	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	500,000		530,000	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,320,000	EUR	1,943,038	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,650,000		1,357,125	(a)

See Notes to Financial Statements.

26	Western Asset High Yield Fund 2013 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	980,000	$1,058,400
Steel Dynamics Inc., Senior Notes	5.250%	4/15/23	420,000	420,000
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,022,000	996,450
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	830,000	913,000
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	1,670,000	1,761,850	(a)
Total Metals & Mining				21,475,303
Paper & Forest Products — 1.3%
Appvion Inc., Secured Notes	9.000%	6/1/20	3,400,000	3,434,000	(a)
Clearwater Paper Corp., Senior Notes	4.500%	2/1/23	710,000	639,000
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,930,000	1,785,250	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	850,000	901,000
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	671,000	509,960
Total Paper & Forest Products				7,269,210
Total Materials				50,351,228
Telecommunication Services — 8.6%
Diversified Telecommunication Services — 5.4%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	900,000	936,000
CenturyLink Inc., Senior Notes	5.800%	3/15/22	280,000	276,500
CenturyLink Inc., Senior Notes	6.750%	12/1/23	350,000	354,375
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	385,000	343,613
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,620,000	1,757,700	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	1,480,000	1,598,400
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,450,000	1,598,625
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	2,130,000	2,026,163	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	1,775,000	1,881,500
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,095,000	2,346,400
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	1,900,000	2,132,750
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,040,000	1,021,800	(a)
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	2,290,000	2,381,600	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,310,000	1,421,350	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,600,000	1,717,907
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	5,208,942	5,482,411	(a)(b)
Windstream Corp., Senior Notes	7.750%	10/1/21	890,000	943,400
Windstream Corp., Senior Notes	7.500%	6/1/22	430,000	439,675
Windstream Corp., Senior Notes	7.500%	4/1/23	1,358,000	1,364,790
Total Diversified Telecommunication Services				30,024,959

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Annual Report	27

Schedule of investments (cont’d)

December 31, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 3.2%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	550,000	$590,563
SoftBank Corp., Senior Notes	4.500%	4/15/20	1,950,000	1,901,250	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,300,000	1,225,250
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,811,000	6,232,297
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	840,000	1,012,200	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	6,070,000	6,525,250	(a)
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	580,000	616,250
Total Wireless Telecommunication Services				18,103,060
Total Telecommunication Services				48,128,019
Utilities — 5.4%
Electric Utilities — 1.9%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,020,000	2,201,800
Curtis Palmer LLC, Senior Notes	5.900%	7/15/14	990,000	994,688	(a)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	1,889,675	1,946,366
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,540,000	2,616,200
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	1,000,000	1,097,500	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,688,723	1,933,588	(e)
Total Electric Utilities				10,790,142
Gas Utilities — 0.5%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,100,000	1,177,000
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	8/1/21	1,170,000	1,275,300
Total Gas Utilities				2,452,300
Independent Power Producers & Energy Traders — 3.0%
AES Corp., Senior Notes	7.375%	7/1/21	830,000	935,825
AES Corp., Senior Notes	4.875%	5/15/23	640,000	598,400
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	2,590,000	2,700,075
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,510,000	1,649,675	(a)
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	550,000	537,625	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	8/11/16	865,000	0	(c)(d)(e)(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	40,000	41,400	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	3,773,000	4,008,812
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	2,394,000	2,621,430	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,500,000	1,541,250	(a)

See Notes to Financial Statements.

28	Western Asset High Yield Fund 2013 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,500,000	$1,526,250
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	180,431	192,836
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	555,348	604,635
Total Independent Power Producers & Energy Traders				16,958,213
Total Utilities				30,200,655
Total Corporate Bonds & Notes (Cost — $502,552,051)				509,818,904
Senior Loans — 2.6%
Consumer Discretionary — 1.4%
Hotels, Restaurants & Leisure — 0.6%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,210,000	1,225,125	(i)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,175,000	2,392,500	(i)
Total Hotels, Restaurants & Leisure				3,617,625
Leisure Equipment & Products — 0.4%
Eastman Kodak Co., Exit Second Lien Term Loan	10.750%	7/31/20	1,080,000	1,085,400	(i)
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	980,075	978,850	(i)
Total Leisure Equipment & Products				2,064,250
Specialty Retail — 0.4%
Camping World Inc., Term Loan	—	2/20/20	1,840,000	1,845,750	(j)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	640,000	597,120	(i)
Total Specialty Retail				2,442,870
Total Consumer Discretionary				8,124,745
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	520,000	499,200	(i)
Energy — 0.2%
Energy Equipment & Services — 0.2%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	1,270,000	1,273,969	(i)
Health Care — 0.3%
Health Care Equipment & Supplies — 0.1%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	498,608	500,685	(i)
Health Care Providers & Services — 0.2%
Physiotherapy Associates Holdings Inc., Exit Term Loan	—	10/10/16	1,210,000	1,191,850	(j)
Total Health Care				1,692,535
Industrials — 0.4%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	2,090,000	2,131,800	(i)

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Annual Report	29

Schedule of investments (cont’d)

December 31, 2013

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	960,000		$992,800	(i)
Total Senior Loans (Cost — $14,074,512)					14,715,049
Sovereign Bonds — 0.4%
Mexico — 0.4%
United Mexican States, Bonds (Cost — $2,672,611)	6.500%	6/9/22	32,317,000	MXN	2,502,182
U.S. Government & Agency Obligations — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Notes (Cost — $277,127)	2.750%	11/15/23	280,000		273,919

			Shares
Common Stocks — 2.4%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			81,754		163,508	*(c)(d)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			3,973		87,962	*
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6		0	*(c)(d)(h)
Total Consumer Discretionary					251,470
Energy — 0.6%
Energy Equipment & Services — 0.6%
KCAD Holdings I Ltd.			424,046,710		3,615,422	*(c)(d)
Financials — 1.0%
Diversified Financial Services — 0.8%
Citigroup Inc.			81,156		4,229,039
Real Estate Management & Development — 0.2%
Realogy Holdings Corp.			14,805		732,403	*(c)
Realogy Holdings Corp.			9,155		452,898	*
Total Real Estate Management & Development					1,185,301
Total Financials					5,414,340
Industrials — 0.8%
Building Products — 0.0%
Nortek Inc.			973		72,586	*
Marine — 0.8%
DeepOcean Group Holding AS			111,195		3,664,487	*(c)(d)
Horizon Lines Inc., Class A Shares			818,782		687,777	*
Total Marine					4,352,264
Total Industrials					4,424,850

See Notes to Financial Statements.

30	Western Asset High Yield Fund 2013 Annual Report

Western Asset High Yield Fund

Security			Shares	Value
Materials — 0.0%
Chemicals — 0.0%
LyondellBasell Industries NV, Class A Shares			63	$5,058
Total Common Stocks (Cost — $12,749,591)				13,711,140

	Rate
Convertible Preferred Stocks — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost — $262,500)	6.000%		10,500	273,000
Preferred Stocks — 1.2%
Financials — 1.2%
Commercial Banks — 0.2%
Santander Finance Preferred SA Unipersonal	10.500%		990	1,023,103	(f)
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%		142,642	3,814,247	(f)
Diversified Financial Services — 0.3%
Citigroup Capital XIII	7.875%		61,950	1,688,138	(f)
Total Preferred Stocks (Cost — $6,124,401)				6,525,488

		Expiration Date	Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,297	275,640	*
Jack Cooper Holdings Corp.		5/6/18	1,159	139,080	*
Total Warrants (Cost — $63,365)				414,720
Total Investments before Short-Term Investments (Cost — $538,776,158)				548,234,402

		Maturity Date	Face Amount†
Short-Term Investments — 0.9%
Repurchase Agreements — 0.9%
Barclays Capital Inc. repurchase agreement dated 12/31/13; Proceeds at maturity — $4,861,003; (Fully collateralized by U.S. government obligations, 2.000% due 4/30/16; Market value — $4,959,131) (Cost — $4,861,000)	0.010%	1/2/14	4,861,000	4,861,000
Total Investments — 98.4% (Cost — $543,637,158#)				553,095,402
Other Assets in Excess of Liabilities — 1.6%				9,185,809
Total Net Assets — 100.0%				$562,281,211

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Annual Report	31

Schedule of investments (cont’d)

December 31, 2013

Western Asset High Yield Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Illiquid security (unaudited).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	The coupon payment on these securities is currently in default as of December 31, 2013.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Value is less than $1.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of December 31, 2013. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is $543,951,933.

Abbreviations used in this schedule:
AUD	— Australian Dollar
EUR	— Euro
MXN	— Mexican Peso
REFI	— Refinancing

See Notes to Financial Statements.

32	Western Asset High Yield Fund 2013 Annual Report

Statement of assets and liabilities

December 31, 2013

Assets:
Investments, at value (Cost — $543,637,158)	$553,095,402
Foreign currency, at value (Cost — $2,389,383)	2,388,205
Cash	588,808
Interest and dividends receivable	9,650,511
Receivable for Fund shares sold	1,227,234
Deposits with brokers for centrally cleared swap contracts	903,519
OTC swaps, at value (premiums paid — $568,330)	658,122
Deposits with brokers for open futures contracts	105,303
Receivable from broker — variation margin on open futures contracts	9,547
Receivable for open OTC swap contracts	5,717
Unrealized appreciation on forward foreign currency contracts	244
Prepaid expenses	44,406
Total Assets	568,677,018

Liabilities:
Payable for securities purchased	4,817,238
Payable for Fund shares repurchased	786,828
Unrealized depreciation on forward foreign currency contracts	265,326
Investment management fee payable	258,527
Distributions payable	65,608
Payable to broker — variation margin on centrally cleared swaps	61,729
Service and/or distribution fees payable	2,994
Directors’ fees payable	13
Accrued expenses	137,544
Total Liabilities	6,395,807
Total Net Assets	$562,281,211

Net Assets:
Par value (Note 7)	$62,490
Paid-in capital in excess of par value	655,581,494
Overdistributed net investment income	(40,706)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(102,239,294)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	8,917,227
Total Net Assets	$562,281,211

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Annual Report	33

Statement of assets and liabilities (cont’d)

Shares Outstanding:
Class A	1,150,065
Class C	117,683
Class R	8,798
Class I	45,668,997
Class IS	15,544,870

Net Asset Value:
Class A (and redemption price)	$9.04
Class C*	$8.95
Class R (and redemption price)	$8.96
Class I (and redemption price)	$8.96
Class IS (and redemption price)	$9.11
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$9.44

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

34	Western Asset High Yield Fund 2013 Annual Report

Statement of operations

For the Year Ended December 31, 2013

Investment Income:
Interest	$37,330,689
Dividends	595,232
Total Investment Income	37,925,921

Expenses:
Investment management fee (Note 2)	2,908,590
Transfer agent fees (Note 5)	332,473
Registration fees	103,128
Audit and tax	59,879
Fund accounting fees	59,801
Legal fees	37,320
Shareholder reports	35,420
Directors’ fees	26,006
Service and/or distribution fees (Notes 2 and 5)	18,784
Custody fees	18,078
Insurance	10,003
Fees recaptured by investment manager (Note 2)	1,366
Miscellaneous expenses	9,588
Total Expenses	3,620,436
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(7,345)
Net Expenses	3,613,091
Net Investment Income	34,312,830

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	16,824,147
Futures contracts	(74,811)
Written options	388,890
Swap contracts	(3,659,178)
Foreign currency transactions	(258,843)
Net Realized Gain	13,220,205
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(8,192,888)
Futures contracts	95,948
Written options	164,374
Swap contracts	382,587
Foreign currencies	(57,976)
Change in Net Unrealized Appreciation (Depreciation)	(7,607,955)
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	5,612,250
Increase in Net Assets from Operations	$39,925,080

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Annual Report	35

Statements of changes in net assets

For the Years Ended December 31,	2013	2012

Operations:
Net investment income	$34,312,830	$36,187,449
Net realized gain	13,220,205	9,930,387
Change in net unrealized appreciation (depreciation)	(7,607,955)	33,914,806
Increase in Net Assets From Operations	39,925,080	80,032,642

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(33,681,106)	(35,611,340)
Decrease in Net Assets From Distributions to Shareholders	(33,681,106)	(35,611,340)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	389,402,517	250,964,003
Reinvestment of distributions	32,309,391	34,362,585
Cost of shares repurchased	(392,549,322)	(248,607,163)
Increase in Net Assets From Fund Share Transactions	29,162,586	36,719,425
Increase in Net Assets	35,406,560	81,140,727

Net Assets:
Beginning of year	526,874,651	445,733,924
End of year*	$562,281,211	$526,874,651
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(40,706)	$81,046

See Notes to Financial Statements.

36	Western Asset High Yield Fund 2013 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013	2012[2]

Net asset value, beginning of year	$8.86	$8.61

Income from operations:
Net investment income	0.55	0.40
Net realized and unrealized gain	0.17	0.37
Total income from operations	0.72	0.77

Less distributions from:
Net investment income	(0.54)	(0.52)
Total distributions	(0.54)	(0.52)

Net asset value, end of year	$9.04	$8.86
Total return[3]	8.26%	9.25%

Net assets, end of year (000s)	$10,391	$406

Ratios to average net assets:
Gross expenses	1.10%[4]	1.12%[5]
Net expenses[6,7,8]	0.98 [4]	0.93 [5]
Net investment income	6.09	6.90 [5]

Portfolio turnover rate	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions, to average net assets of Class A shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Annual Report	37

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013	2012[2]

Net asset value, beginning of year	$8.85	$8.61

Income from operations:
Net investment income	0.47	0.35
Net realized and unrealized gain	0.10	0.38
Total income from operations	0.57	0.73

Less distributions from:
Net investment income	(0.47)	(0.49)
Total distributions	(0.47)	(0.49)

Net asset value, end of year	$8.95	$8.85
Total return[3]	6.59%	8.73%

Net assets, end of year (000s)	$1,053	$159

Ratios to average net assets:
Gross expenses	1.88%[4]	2.15%[5]
Net expenses[6,7,8]	1.80 [4]	1.69 [5]
Net investment income	5.27	6.07 [5]

Portfolio turnover rate	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

38	Western Asset High Yield Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2013	2012[2]

Net asset value, beginning of year	$8.87	$8.61

Income from operations:
Net investment income	0.51	0.38
Net realized and unrealized gain	0.10	0.37
Total income from operations	0.61	0.75

Less distributions from:
Net investment income	(0.52)	(0.49)
Total distributions	(0.52)	(0.49)

Net asset value, end of year	$8.96	$8.87
Total return[3]	7.03%	9.05%

Net assets, end of year (000s)	$79	$11

Ratios to average net assets:
Gross expenses	1.51%[4]	1.37%[5]
Net expenses[6,7,8]	1.26 [4]	1.30 [5]
Net investment income	5.78	6.59 [5]

Portfolio turnover rate	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Annual Report	39

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1,2]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$8.87	$8.10	$8.71	$8.27	$5.99

Income (loss) from operations:
Net investment income	0.58	0.63	0.69	0.81	0.92
Net realized and unrealized gain (loss)	0.08	0.77	(0.52)	0.48	2.32
Total income from operations	0.66	1.40	0.17	1.29	3.24

Less distributions from:
Net investment income	(0.57)	(0.63)	(0.78)	(0.85)	(0.96)
Total distributions	(0.57)	(0.63)	(0.78)	(0.85)	(0.96)

Net asset value, end of year	$8.96	$8.87	$8.10	$8.71	$8.27
Total return[3]	7.64%	17.76%	1.87%	16.24%	56.73%

Net assets, end of year (000s)	$409,166	$385,634	$345,686	$447,370	$511,335

Ratios to average net assets:
Gross expenses	0.70%	0.66%	0.68%	0.65%	0.62%
Net expenses[4]	0.70	0.66	0.68	0.65	0.62
Net investment income	6.46	7.37	7.88	9.39	12.80

Portfolio turnover rate	103%	86%	103%	105%	84%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

40	Western Asset High Yield Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1,2]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$9.01	$8.23	$8.84	$8.38	$6.06

Income (loss) from operations:
Net investment income	0.60	0.65	0.70	0.82	0.94
Net realized and unrealized gain (loss)	0.09	0.76	(0.53)	0.49	2.34
Total income from operations	0.69	1.41	0.17	1.31	3.28

Less distributions from:
Net investment income	(0.59)	(0.63)	(0.78)	(0.85)	(0.96)
Total distributions	(0.59)	(0.63)	(0.78)	(0.85)	(0.96)

Net asset value, end of year	$9.11	$9.01	$8.23	$8.84	$8.38
Total return[3]	7.82%	17.67%	1.92%	16.32%	56.74%

Net assets, end of year (000s)	$141,592	$140,665	$100,048	$108,319	$107,301

Ratios to average net assets:
Gross expenses	0.63%[4]	0.63%	0.61%	0.61%	0.61%
Net expenses[5,6]	0.63 [4]	0.63 [7]	0.61	0.61	0.61
Net investment income	6.57	7.41	8.00	9.40	12.80

Portfolio turnover rate	103%	86%	103%	105%	84%

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions, to average net assets of Class IS shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2013 Annual Report	41

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

42	Western Asset High Yield Fund 2013 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset High Yield Fund 2013 Annual Report	43

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$504,915,634	$4,903,270	$509,818,904
Senior loans	—	14,715,049	—	14,715,049
Sovereign bonds	—	2,502,182	—	2,502,182
U.S. government & agency obligations	—	273,919	—	273,919
Common stocks	$6,267,723	—	7,443,417	13,711,140
Convertible preferred stocks	273,000	—	—	273,000
Preferred stocks	6,525,488	—	—	6,525,488
Warrants	—	414,720	—	414,720
Total long-term investments	$13,066,211	$522,821,504	$12,346,687	$548,234,402
Short-term investments†	—	4,861,000	—	4,861,000
Total investments	$13,066,211	$527,682,504	$12,346,687	$553,095,402
Other financial instruments:
Futures contracts	$95,948	—	—	$95,948
Forward foreign currency contracts	—	$244	—	244
OTC credit default swaps on credit indices — sell protection‡	—	658,122	—	658,122
Total other financial instruments	$95,948	$658,366	—	$754,314
Total	$13,162,159	$528,340,870	$12,346,687	$553,849,716

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$265,326	—	$265,326
Centrally cleared credit default swaps on credit indices — buy protection	—	463,579	—	463,579
Total	—	$728,905	—	$728,905

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

44	Western Asset High Yield Fund 2013 Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Common Stocks	Total
Balance as of December 31, 2012	$3,815,832	$12,912,695	$16,728,527
Accrued premiums/discounts	95,663	—	95,663
Realized gain (loss)[1]	74,888	—	74,888
Change in unrealized appreciation (depreciation)[2]	441,769	(1,538,995)	(1,097,226)
Purchases	2,027,957	—	2,027,957
Sales	(1,552,839)	(3,197,880)	(4,750,719)
Transfers into Level 3	—	—	—
Transfers out of Level 3[3]	—	(732,403)	(732,403)
Balance as of December 31, 2013	$4,903,270	$7,443,417	$12,346,687
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2013[2]	$447,413	$(53,535)	$393,878

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Western Asset High Yield Fund 2013 Annual Report	45

Notes to financial statements (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized

46	Western Asset High Yield Fund 2013 Annual Report

between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Western Asset High Yield Fund 2013 Annual Report	47

Notes to financial statements (cont’d)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and

48	Western Asset High Yield Fund 2013 Annual Report

Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2013, the total notional value of all credit default swaps to sell protection is $3,430,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market

Western Asset High Yield Fund 2013 Annual Report	49

Notes to financial statements (cont’d)

perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign

50	Western Asset High Yield Fund 2013 Annual Report

investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $265,326. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium

Western Asset High Yield Fund 2013 Annual Report	51

Notes to financial statements (cont’d)

and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$76,873	—	$(76,873)
(b)	(830,349)	$830,349	—

(a)	Reclassifications are primarily due to a taxable overdistribution.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swap contracts.

52	Western Asset High Yield Fund 2013 Annual Report

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. The investment manager has agreed to waive and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions) so that total operating expenses are not expected to exceed 1.05%, 1.80%, 1.30% and 0.65% for Class A, Class C, Class R and Class IS shares, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $7,345.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding this limit or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class IS
Expires December 31, 2014	—	$202	—	—
Expires December 31, 2015	$6,904	341	$100	—
Total fee waivers/expense reimbursements subject to recapture	$6,904	$543	$100	—

During the year ended December 31, 2013, LMPFA recaptured $231, $19, $5 and $1,111 for Class A, C, R and IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with

Western Asset High Yield Fund 2013 Annual Report	53

Notes to financial statements (cont’d)

current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2013, LMIS and its affiliates retained sales charges of $1,666 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2013, there were no CDSCs paid to LMIS and its affiliates.

As of December 31, 2013, Legg Mason and its affiliates owned 15% of the Fund.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$566,619,106	$277,113
Sales	529,452,480	—

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,098,815
Gross unrealized depreciation	(11,955,346)
Net unrealized appreciation	$9,143,469

During the year ended December 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	$58,800,000	$311,600
Options written	46,500,000	302,340
Options closed	—	—
Options exercised	(34,800,000)	(225,050)
Options expired	(70,500,000)	(388,890)
Written options, outstanding as of December 31, 2013	—	—

At December 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 10-Year Notes	31	3/14	$3,885,243	$3,814,453	$70,790
U.S. Treasury Ultra Long-Term Bonds	9	3/14	1,179,971	1,154,813	25,158
Net unrealized gain on open futures contracts					$95,948

54	Western Asset High Yield Fund 2013 Annual Report

At December 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Credit Suisse	1,000,000	$1,375,674	2/18/14	$244

Contracts to Sell:
Euro	Credit Suisse	7,240,243	9,960,214	2/18/14	(206,094)
Euro	Royal Bank of Scotland PLC	2,100,000	2,888,915	2/18/14	(59,232)
					(265,326)
Net unrealized loss on open forward foreign currency contracts					$(265,082)

At December 31, 2013, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2013[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Deutsche Bank AG (Ally Financial Inc. 7.500% due 9/15/20)	$3,430,000	6/20/20	1.68%	5.000% quarterly	$658,122	$568,330	$89,792

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$7,290,000	12/20/18	5.000% quarterly	$(621,471)	$(454,654)	$(166,817)
BNP Paribas (Markit CDX.NA.HY.21 Index)	13,100,000	12/20/18	5.000% quarterly	(1,116,772)	(820,010)	(296,762)
Total	$20,390,000			$(1,738,243)	$(1,274,664)	$(463,579)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net

Western Asset High Yield Fund 2013 Annual Report	55

Notes to financial statements (cont’d)

settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

At December 31, 2013, the Fund held collateral received from Deutsche Bank AG in the amount of $512,469 on credit default swap contracts valued at $658,122. Net exposure to the counterparty was $145,653. Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$95,948	—	—	$95,948
OTC swap contracts[3]	—	—	$658,122	658,122
Forward foreign currency contracts	—	$244	—	244
Total	$95,948	$244	$658,122	$754,314

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Centrally cleared swap contracts[4]	—	$463,579	$463,579
Forward foreign currency contracts	$265,326	—	265,326
Total	$265,326	$463,579	$728,905

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the

56	Western Asset High Yield Fund 2013 Annual Report

change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(690,410)	$(690,410)
Written options	—	—	388,890	388,890
Futures contracts	$(74,811)	—	—	(74,811)
Swap contracts	—	—	(3,659,178)	(3,659,178)
Forward foreign currency contracts	—	$(436,095)	—	(436,095)
Total	$(74,811)	$(436,095)	$(3,960,698)	$(4,471,604)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(201,120)	$(201,120)
Written options	—	—	164,374	164,374
Futures contracts	$95,948	—	—	95,948
Swap contracts	—	—	382,587	382,587
Forward foreign currency contracts	—	$(53,663)	—	(53,663)
Total	$95,948	$(53,663)	$345,841	$388,126

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$76,138
Written options†	132,356
Futures contracts (to buy)†	3,949,058
Futures contracts (to sell)	2,635,992
Forward foreign currency contracts (to buy)	408,335
Forward foreign currency contracts (to sell)	12,135,324

Average Notional Balance
Credit default swap contracts (to buy protection)	$16,656,615
Credit default swap contracts (to sell protection)	4,880,000

†	At December 31, 2013, there were no open positions held in this derivative.

Western Asset High Yield Fund 2013 Annual Report	57

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at December 31, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets & Liabilities[1]	Collateral Received[2,3]	Net Amount
Futures contracts[4]	$9,547	—	$9,547
OTC swap contracts	658,122	$(512,469)	145,653
Forward foreign currency contracts	244	—	244
Total	$667,913	$(512,469)	$155,444

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets & Liabilities[1]	Collateral Pledged [2,3]	Net Amount
Centrally cleared swap contracts[4]	$61,729	$(61,729)	—
Forward foreign currency contracts	265,326	—	$265,326
Total	$327,055	$(61,729)	$265,326

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets & Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets & Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued and paid monthly.

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$14,148	$13,003
Class C	4,432	1,142
Class R	204	157
Class I	—	310,906
Class IS	—	7,265
Total	$18,784	$332,473

58	Western Asset High Yield Fund 2013 Annual Report

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$6,904
Class C	341
Class R	100
Class I	—
Class IS	—
Total	$7,345

6. Distributions to shareholders by class

	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$335,745	$14,164	†
Class C	22,985	4,366	†
Class R	2,326	585	†
Class I	24,290,856	27,480,396
Class IS	9,029,194	8,111,829
Total	$33,681,106	$35,611,340

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

7. Capital shares

At December 31, 2013, the Corporation had 37.2 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class A
Shares sold	4,033,544	$36,683,804	45,418	†	$398,504	†
Shares issued on reinvestment	19,754	179,385	1,620	†	14,137	†
Shares repurchased	(2,949,001)	(26,745,991)	(1,270)	†	(11,102)	†
Net increase	1,104,297	$10,117,198	45,768	†	$401,539	†

Class C
Shares sold	111,467	$993,617	18,879	†	$164,488	†
Shares issued on reinvestment	2,537	22,584	498	†	4,341	†
Shares repurchased	(14,259)	(125,188)	(1,439)	†	(12,579)	†
Net increase	99,745	$891,013	17,938	†	$156,250	†

Class R
Shares sold	7,802	$69,518	1,161	†	$10,000	†
Shares issued on reinvestment	134	1,193	68	†	585	†
Shares repurchased	(367)	(3,311)	—		—
Net increase	7,569	$67,400	1,229	†	$10,585	†

Western Asset High Yield Fund 2013 Annual Report	59

Notes to financial statements (cont’d)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	36,371,213	$323,823,864	24,871,827	$213,205,093
Shares issued on reinvestment	2,705,100	24,220,580	3,091,497	26,558,559
Shares repurchased	(36,899,265)	(329,623,663)	(27,165,220)	(234,134,521)
Net increase	2,177,048	$18,420,781	798,104	$5,629,131

Class IS
Shares sold	3,067,480	$27,831,714	4,204,414	$37,185,918
Shares issued on reinvestment	867,924	7,885,649	891,706	7,784,963
Shares repurchased	(3,994,787)	(36,051,169)	(1,654,872)	(14,448,961)
Net increase (decrease)	(59,383)	$(333,806)	3,441,248	$30,521,920

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class R	Class I	Class IS
Daily 1/31/2014	$0.046687	$0.040362	$0.044367	$0.049173	$0.050584

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$33,681,106	$35,611,340

As of December 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforward**	$(101,828,571)
Other book/tax temporary differences(a)	(136,654)
Unrealized appreciation (depreciation)(b)	8,602,452
Total accumulated earnings (losses) — net	$(93,362,773)

**

During the taxable year ended December 31, 2013, the Fund utilized $14,296,231 of its deferred capital losses and capital loss carryforward available from prior years. As of December 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(18,410,303)
12/31/2017	(83,418,268)
$(101,828,571)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the difference between cash and accrual basis distributions paid, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

60	Western Asset High Yield Fund 2013 Annual Report

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset High Yield Fund 2013 Annual Report	61

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset High Yield Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2014

62	Western Asset High Yield Fund 2013 Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 17, 2013 and October 22 and 30, 2013. At a meeting held on November 19, 2013, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and Western Asset’s ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of Western Asset; the experience of its key advisory personnel responsible for management of the Fund; the ability of Western Asset to attract and retain capable research and advisory personnel; the capability and integrity of Western Asset’s senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and Western Asset’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or Western Asset’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that Western Asset’s investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and Western Asset would be able to meet any reasonably foreseeable obligations under the Agreements.

Western Asset High Yield Fund	63

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2013. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the one-, three- and five-year periods, but was lower than its peer average for the ten-year period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to Western Asset the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group, and total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by Western Asset’s other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and Western Asset, including, among others, the profitability of the relationship to LMPFA and Western Asset; the direct and indirect benefits that LMPFA and Western Asset may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, Western Asset and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and Western Asset’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by Western Asset as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and Western Asset within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of

64	Western Asset High Yield Fund

investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and Western Asset, but they would continue to closely monitor the performance of LMPFA and Western Asset; that the fees to be paid to Western Asset and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by Western Asset and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset High Yield Fund	65

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Yield Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California; Director, Hanmi Financial Corporation and Hanmi Bank (2008 to 2009).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Vice President, International Rowing Federation (since 1995); Member of the International Olympic Committee (since 1986).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

66	Western Asset High Yield Fund

Independent Directors cont’d
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Occidental Petroleum Corporation and Public Storage

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Orbitz Worldwide, Inc. (since 2007) (online travel company); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company); Director of Core Logic, Inc. (since 2012) (information, analytics and business services). Formerly: Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Orbitz Worldwide (global on-line travel company)

Western Asset High Yield Fund	67

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director
Ronald L. Olson[3]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968).
Number of portfolios in fund complex overseen[2]	13
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers[4]
Kenneth D. Fuller[5]
Year of birth	1958
Position(s) with Fund	President and Chief Executive Officer
Term of office and length of time served[1]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served[1]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

68	Western Asset High Yield Fund

Officers[4] cont’d
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

Mr. Abeles, Jr. became a Director effective May 22, 2013. In addition to overseeing the eleven portfolios of the Corporation, each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund.

[3]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[4]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

[5]	Mr. Fuller became President and Chief Executive Officer effective May 22, 2013. R. Jay Gerken retired as a Director and President and Chief Executive Officer effective May 22, 2013.

Western Asset High Yield Fund	69

Western Asset

High Yield Fund

Directors

William E. B. Siart,

Chairman

Robert Abeles*

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

*	Effective May 22, 2013, Mr. Abeles became a Director.

Western Asset High Yield Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013141 2/14 SR14-2147

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $354,434 in December 31, 2012 and in $509,091 December 31, 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2012 and $12,750 in December 31, 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for Western Asset Funds, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $57,000 in December 31, 2012 and 45,605 in December 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $13,130 in December 31, 2012 and $19,109 in December 31, 2013, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2012 and December 31, 2013; Tax Fees were 100% and 100% for December 31, 2012 and December 31, 2013; and Other Fees were 100% and 100% for December 31, 2012 and December 31, 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $256,353 in December 31, 2012 and $240,000 in December 31, 2013.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

Robert Abeles

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 25, 2014